EXHIBIT 10.1

FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

THIS FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (this “Amendment”) is dated as of June 28, 2019, by and among FUELCELL ENERGY FINANCE II, LLC, a Connecticut limited liability company (“Borrower”), BAKERSFIELD FUEL CELL 1, LLC, a Delaware limited liability company (“Bakersfield”), BRT Fuel Cell, LLC, a New York limited liability company (“BRT”), CR FUEL CELL, LLC, a New York limited liability company (“CR”), Yaphank Fuel Cell Park, LLC, a New York limited liability company (“Yaphank”), Homestead Fuel Cell 1, LLC, a Connecticut limited liability company (“Homestead”), DERBY FUEL CELL, LLC, a Connecticut limited liability company (“Derby”, and collectively with Bakersfield, BRT, CR, Yaphank and Homestead, each, an “Initial Project Company Guarantor”, and together, the “Initial Project Company Guarantors”), and GENERATE LENDING, LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower, the Initial Project Company Guarantors and the Lender are parties to a Construction Loan Agreement dated as of December 21, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender has made a construction loan facility available to the Borrower; and

WHEREAS, the Borrower and the Lender have agreed to modify certain provisions of the Loan Agreement as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Capitalized Terms; Effective Date.  Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement, as modified by this Amendment.  Except as expressly provided to the contrary herein, all modifications to the Loan Agreement set forth herein shall be effective as of the date of this Amendment.

2.Amendments to Loan Agreement.  Each of the parties hereto hereby agrees that, on and as of the date of this Amendment:

(a)Clause (i) of Section 2.3 of the Loan Agreement is hereby amended by deleting such clause in its entirety and substituting in lieu thereof the following new clause (i) to read in its entirety as follows:

“(i) The Lender may, in its sole discretion, issue a notice to Borrower that Lender is terminating the Commitment, and that all Working Capital Loans shall be due and payable on September 30, 2019; provided that such notice shall be issued by the Lender  if at all, during the ten (10) day period beginning on August 1, 2019 and ending on (and including) August 11, 2019, and such notice may be in the form of an e-mail message or other memorandum.  If the Lender delivers such notice, all of the Working Capital Loans, together with all accrued and unpaid interest thereon, shall be due and payable in its entirety, without penalty or premium, on September 30, 2019.  If the Lender delivers such notice, the Borrower may prepay all then outstanding Working Capital Loans at any time prior to September 30, 2019, without penalty or premium.  The obligation of the Borrower to repay the Working Capital Loans and all accrued and unpaid interest thereon as contemplated by this Section 2.3(i) shall be guaranteed by the Parent pursuant to the Parent Guaranty.  In the event that Lender issues the foregoing notice, from and after such date, Lender shall not be entitled to any Disposition Fee under Section 2.3 (c) or have any rights under Section 2.3(d) with respect to any Disposition or Refinancing that occurs after such date; provided, however, the Lender shall be entitled to a Disposition Fee on any Disposition of the Bakersfield Project, regardless of when such Disposition occurs.”

(b)Clause (j) of Section 2.3 of the Loan Agreement is hereby amended by deleting such clause in its entirety and substituting in lieu thereof the following new clause (j) to read in its entirety as follows:

“(j)So long as no Project Event of Default or Facility Event of Default then exists, if an Initial Project is determined in accordance to Section 2.1(b) to not constitute an Approved Project, at any time thereafter upon Borrower’s written notice to Lender, and at Borrower’s sole cost and expense, the Initial Project Company Guarantor that owns such Initial Project shall be released from all of its obligations as a Loan Party under this Agreement and the other Loan Documents, including without limitation its guaranty of the Obligations pursuant to Section 10 of this Agreement, and the Lender shall release its security interest in the assets and Equity Interests of such Initial Project Company Guarantor.  Thereafter, Borrower shall promptly transfer the Equity Interests of such Initial Project Company Guarantor to an Affiliate so that such Initial Project Company Guarantor is no longer a Subsidiary of Borrower.  Notwithstanding the foregoing, if the Lender delivers to the Borrower a notice that it is exercising its rights to cause the Loans to become due and payable on September 30, 2019 as specified in Section 2.1(i), then regardless of whether any Initial Project is determined in accordance with Section 2.1(b) to constitute an Approved Project, in no event shall such Initial Project Company Guarantor be released from any of its obligations as a Loan Party under this Agreement and the other Loan Documents, including without limitation its guaranty of the Obligations pursuant to Section 10 of this Agreement.”

3.  Conditions to Effectiveness.  This Amendment shall become effective the subject to the fulfillment of the condition precedent that the Lender shall have received the following documents, each duly executed by the parties thereto and delivered to the Lender:

(i)this Amendment;

(ii)the Acknowledgement and Agreement of the Parent; and

(iii)the First Amendment to Right to Finance Agreement, executed by the Borrower, the Parent and the Lender.

4.Post-Closing Covenant.  Within five (5) days of the date hereof, Borrower agrees to deliver to Lender a duly executed supplement to the Security Agreement, in the form of Annex A attached thereto, together with any schedules required to be delivered thereby.

5.Loan Party Representations and Warranties.

(a)Borrower and each Initial Project Company Guarantor hereby (i) confirms that all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct with respect to Borrower and each Initial Project Company Guarantor as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), (ii) covenants to perform its obligations under the Loan Agreement and other Loan Documents (including, but not limited to, this Amendment), (iii) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, other than Permitted Encumbrances, (iv) represents and warrants that the execution, delivery and performance of this Amendment have been authorized by all requisite limited liability company action on the part of each of Borrower and each Initial Project Company Guarantor and will not violate the certificate of formation, operating agreement, or other applicable organization or governing documents of Borrower or such Initial Project Company Guarantor, as applicable, and (v) represents and warrants that this Amendment constitutes the legal, valid and binding obligation of Borrower and each Initial Project Company Guarantor, enforceable against Borrower and each Initial Project Company Guarantor in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)The Borrower and each Initial Project Company Guarantors hereby represent and warrant that no Facility Event of Default, Facility Default, Project Company Event of Default or Project Company Default has occurred and is continuing under the Loan Agreement.

(c) The Borrower and each Initial Project Company Guarantor hereby represent and warrant that attached hereto as Schedule 1 is a true, correct and complete list of the assets owned as of the date hereof by (i) Borrower and (ii) each Initial Project Company Guarantor.

6.Acknowledgement of Outstanding Obligations.  Borrower acknowledges and agrees that, as of the date of this Amendment, the aggregate principal amount of all Working Capital Loans is $10,000,000.00.  Borrower acknowledges and agrees that all such principal and accrued interest thereon is due and payable without offset or defense of any kind or nature.

7.Loan Party Assets.  Each of the Borrower and the Initial Project Company Guarantors represents and warrants that (i) attached hereto as Exhibit A is a true, correct and complete list of the assets of each of the Borrower and the Initial Project Company Guarantors, including the estimated value thereof, as of the date hereof, and (ii) the applicable Borrower or Initial Project Company Guarantor has good and valid title to such assets, free and clear of claims of any other Person, other than the Lender.

8.No Other Modifications; Reaffirmation by the Borrower.  Except as expressly modified hereby, the terms of the Loan Agreement and each other Loan Document (and all covenants, conditions and agreements therein) shall remain in full force and effect in all respects, and are hereby ratified and confirmed in all respects by Borrower and each Initial Project Company Guarantor.  Each of the Borrower and each Initial Project Company Guarantor hereby covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Agreement (as amended hereby) and the Loan Documents to which it is a party, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lender’s part which might otherwise constitute or be construed as a waiver of or agreement to such terms, covenants and conditions, or otherwise.

9.Release.  BORROWER AND EACH INITIAL PROJECT COMPANY GUARANTOR HEREBY ACKNOWLEDGES THAT BORROWER’S PAYMENT OBLIGATIONS UNDER THE LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, RECOUPMENT, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BASED UPON THE FACTS KNOWN TO BORROWER AND EACH INITIAL PROJECT COMPANY GUARANTOR AS OF THE EFFECTIVE DATE, BORROWER AND EACH INITIAL PROJECT COMPANY GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED

OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, WHICH BORROWER OR ANY INITIAL PROJECT COMPANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST ANY OF THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LOAN OR ANY OTHER OBLIGATIONS OWING TO LENDER, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

10.References.  All references in the Loan Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the Loan Agreement in the other Loan Documents, or any other document or instrument that refers to the Loan Agreement, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

11.Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS.

12.Counterparts; Electronic Delivery.  This Amendment may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

13.Successors.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

14.Final Agreements.  This Amendment represents the final agreement of the Borrower, the Initial Project Company Guarantors and the Lender with respect to the subject matter hereof, and may not be contradicted, modified or supplemented in any way by evidence of any prior or contemporaneous written or oral agreements of the Borrower, the Initial Project Company Guarantors and the Lender.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the Borrower, the Initial Project Company Guarantors and the Lender have caused this Amendment to be duly executed by their duly authorized officers, under seal, all as of the date first above written.

BORROWER:

FUELCELL ENERGY FINANCE II, LLC

By:	FuelCell Energy Finance, LLC
Its:	Sole Member

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

	By:	/s/ Michael S. Bishop
		Name:	Michael S. Bishop
		Title:	Executive Vice President & Chief
Financial Officer

[Signatures continue on following page.]

INITIAL PROJECT COMPANY GUARANTORS:

BAKERSFIELD FUEL CELL 1, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

	By:	/s/ Michael S. Bishop
		Name:	Michael S. Bishop
		Title:	Executive Vice President & Chief
Financial Officer

BRT Fuel Cell, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

	By:	/s/ Michael S. Bishop
		Name:	Michael S. Bishop
		Title:	Executive Vice President & Chief
Financial Officer

CR FUEL CELL, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

	By:	/s/ Michael S. Bishop
		Name:	Michael S. Bishop
		Title:	Executive Vice President & Chief
Financial Officer

[Signatures continue on following page.]

FIRST AMENDMENT TO LOAN AGREEMENT

SIGNATURE PAGE

Yaphank Fuel Cell Park, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

	By:	/s/ Michael S. Bishop
		Name:	Michael S. Bishop
		Title:	Executive Vice President & Chief
Financial Officer

Homestead Fuel Cell 1, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

	By:	/s/ Michael S. Bishop
		Name:	Michael S. Bishop
		Title:	Executive Vice President & Chief
Financial Officer

DERBY FUEL CELL, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

	By:	/s/ Michael S. Bishop
		Name:	Michael S. Bishop
		Title:	Executive Vice President & Chief
Financial Officer

[Signatures continue on following page.]

FIRST AMENDMENT TO LOAN AGREEMENT

SIGNATURE PAGE

LENDER:

GENERATE LENDING, LLC,
a Delaware limited liability company

By:	/s/ Matan Friedman
Name:	Matan Friedman
Title:	Manager

FIRST AMENDMENT TO LOAN AGREEMENT

SIGNATURE PAGE

ACKNOWLEDGMENT AND AGREEMENT

OF

PARENT

June 28, 2019

Reference is made to (i) that certain First Amendment to Construction Loan Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Amendment”), by and among FUELCELL ENERGY FINANCE II, LLC, a Connecticut limited liability company (“Borrower”), BAKERSFIELD FUEL CELL 1, LLC, a Delaware limited liability company (“Bakersfield”), BRT Fuel Cell, LLC, a New York limited liability company (“BRT”), CR FUEL CELL, LLC, a New York limited liability company (“CR”), Yaphank Fuel Cell Park, LLC, a New York limited liability company (“Yaphank”), Homestead Fuel Cell 1, LLC, a Connecticut limited liability company (“Homestead”), DERBY FUEL CELL, LLC, a Connecticut limited liability company (“Derby”, and collectively with Bakersfield, BRT, CR, Yaphank and Homestead, each, an “Initial Project Company Guarantor”, and together, the “Initial Project Company Guarantors”), and GENERATE LENDING, LLC, a Delaware limited liability company (the “Lender”); (ii) that certain Construction Loan Agreement, dated as of December 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Initial Project Company Guarantors and the Lender; and (iii) that certain Guaranty Agreement, dated as of December 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Parent Guaranty”), by FUELCELL ENERGY, INC., a Delaware corporation (the “Parent”).   Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement.

The Parent, a guarantor of the full and prompt payment of all of the indebtedness, obligations and liabilities of the Borrower to the Lender to pursuant the Parent Guaranty, hereby:

(a)acknowledges receipt of a copy of the Amendment, which amends the Loan Agreement to, among other things, provide for a new period during which the Lender may exercise its option to terminate its Commitment under the Loan Agreement and cause all Working Capital Loans to become due and payable on September 30, 2019;

(b)acknowledges and agrees that all obligations of the Borrower to the Lender under the Loan Agreement, as amended by the Amendment, and the other Loan Documents, are in each case guaranteed by the Parent pursuant to the Parent Guaranty, and reaffirms all of its obligations under the Parent Guaranty;

(c)acknowledges and agrees that the Parent Guaranty, and the Parent’s obligations thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the execution and delivery of the Amendment or the modifications to the Loan Agreement set forth therein; and

(d)represents, warrants, acknowledges and agrees to and with Lender that (i) the Parent does not hold or claim any right of action, claim, cause of action or damages, either at law or in equity, against Lender which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Loan Agreement, the Amendment, any other Loan Document or any other related agreement, document or instrument, which are based upon acts or omissions of Lender in connection therewith and (ii) the indebtedness, obligations and liabilities owing by the Parent Guarantor pursuant to the Parent Guaranty are absolutely owed to Lender, without offset, deduction or counterclaim.

[Remainder of page intentionally blank; signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this Acknowledgment and Agreement under seal as of the date first written above.

PARENT

FUELCELL ENERGY, INC.

By:	/s/ Michael S. Bishop	(SEAL)
Name:	Michael S. Bishop
Title:	Executive Vice President and Chief Financial Officer

FIRST AMENDMENT TO LOAN AGREEMENT

(ACKNOWLEDGEMENT AND AGREEMENT OF PARENT)

SIGNATURE PAGE

SCHEDULE 1

List of Assets of Borrower and Each Project Company Guarantor

CURRENT INFORMATION

1.Tangible Personal Property

Inventory and Equipment.  Set forth below are all the locations where Holdco and each Loan Party currently maintains inventory and equipment of Holdco or such Loan Party, as applicable (whether or not in the possession of Holdco or such Loan Party):

Name of Holdco/Loan Party	Address/City/State/Province/Zip Code/Postal Code	Estimated Value of Inventory and Equipment
Bakersfield Fuel Cell 1, LLC	ModulesLocationCxxxx-136260 N. Smith Ave Corona, CA 92880 Cxxxx-137260 N. Smith Ave Corona, CA 92880 Cxxxx-138264 Chase River Rd., Waterbury, CT 06704 Cxxxx-139264 Chase River Rd., Waterbury, CT 06704 BOPLocationMxxxQ: Skid #1 260 N. Smith Ave, Corona, CA 82880MxxxQ: Skid #21881 Route 461881 Route 46 Ledgewood, NJ 07852MxxxQ: Skid #2a1881 Route 461881 Route 46 Ledgewood, NJ 07852MxxxQ: Skid #3/Crates1881 Route 461881 Route 46 Ledgewood, NJ 07852Desulferizer Vessels6900 McHard Road (FM 2234)Houston, TX 77053EBOP Leader300 Chase River Rd, Waterbury, CT 06704EBOP Follower264 Chase River Rd, Waterbury, CT 06704MxxxQ: Skid #1 260 N. Smith Ave., Corona, CA 92880MxxxQ: Skid #21881 Route 461881 Route 46 Ledgewood, NJ 07852MxxxQ: Skid #2a1881 Route 461881 Route 46 Ledgewood, NJ 07852MxxxQ: Skid #3/Crates1881 Route 461881 Route 46 Ledgewood, NJ 07852Desulferizer VesselsHouston, TX (Ward Tank)EBOP Leader6900 McHard Road (FM 2234)Waterbury, CT 77053EBOP Follower6900 McHard Road (FM 2234)Waterbury, CT 77053

$14.1M
BRT Fuel Cell, LLC	N/A	N/A
Yaphank Fuel Cell Park, LLC	Module – Cxxxx-148 3 Great Pasture Road, Danbury, CT 06810 Module – Cxxxx-144 539 Technology Park Dr. Torrington, CT 06790	$4.3M
CR Fuel Cell, LLC	BOPMxxxQ: Skid 2 & 2a OnlyMxxxQ: Skid #1 MxxxQ: Skid #2MxxxQ: Skid #2aMxxxQ: Skid #3/CratesMxxxQ: Skid #1 MxxxQ: Skid #2MxxxQ: Skid #2aMxxxQ: Skid #3/Crates 1578 Sussex Turnpike, Randolph, NJ 0768	$4.0M

** On June 7, 2019, Lender received an e-mail attaching a PDF, which included the project asset information identified above, along with pictures of such collateral. In addition, the information on collateral identified above was provided to Lender identifying project values.

2.Real Estate Related UCC Collateral – Owned or Leased Real Property.

Set forth below are all the locations where Holdco or any Loan Party owns or leases any real property or otherwise conducts business:

Name of Holdco/Loan Party	Address/City/State/Province/Zip Code/Postal Code	Owned or Leased
Bakersfield Fuel Cell, I LLC.	7200 East Brundage Lane, Bakersfield, CA	License
Derby Fuel Cell, LLC	200 Roosevelt Drive Derby, CT 06418	Ground Lease